Finance income (expense)	12 Months Ended
Dec. 31, 2025
Finance income (expense)
Finance income (expense)

31 Finance income (expense)

(€ million)	2025	2024	2023
Finance income	7,196	7,715	7,417
Finance expense	(8,170)	(8,980)	(8,113)
Net finance income (expense) from financial assets at fair value through profit or loss	235	388	284
Income (expense) from derivative financial instruments	(80)	278	(61)
Finance income (expense)	(819)	(599)	(473)

The analysis of finance income (expense) was as follows:

(€ million)	2025	2024	2023
Finance income (expense) related to net borrowings
Interest and other finance expense on ordinary bonds	(774)	(827)	(667)
Net finance income (expense) on financial assets held for trading	243	367	250
Net expenses on other financial assets valued at fair value with effects on profit and loss	(8)	21	34
Interest and other expense due to banks and other financial institutions	(252)	(358)	(207)
Interest on lease liabilities	(348)	(314)	(267)
Interest from banks	191	294	356
Interest and other income on financial receivables and securities held for non-operating purposes	205	161	14
	(743)	(656)	(487)
Exchange differences	133	(38)	255
Income (expense) from derivative financial instruments	(80)	278	(61)
Other finance income (expense)
Interest and other income on financing receivables and securities held for operating purposes	39	44	153
Capitalized finance expense	122	222	94
Finance expense due to the passage of time (accretion discount) (a)	(250)	(261)	(341)
Other finance income (expense)	(40)	(188)	(86)
	(129)	(183)	(180)
	(819)	(599)	(473)

(a) The item relates to the increase in provisions for contingencies that are shown at present value in non-current liabilities.

Information about leases is disclosed in note 13 – Right-of-use assets and lease liabilities.

The analysis of derivative financial instruments is disclosed in note 24 – Derivative financial instruments and hedge accounting.

Finance income (expense) with related parties is disclosed in note 36 – Transactions with related parties.